EXHIBIT 10.03

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.

This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement
to Employment Contract No. 9 dated February 8, 2018

city of Almaty                                        January 3, 2024

Life Insurance Company “Freedom Finance Life” JSC (Certificate of state registration of a legal entity No. 7931-1910-01-AO, issued by the Department of Justice of Bostandyk District of the Department of Justice of Almaty city on September 4, 2014, BIN 140940003807), located at the address: Almaty city, Al-Farabi Ave., building No. 77/7, hereinafter referred to as the Employer or the Company, represented by the Chairman of the Management Board A.D. Yerdessov, acting on the basis of the Charter and legislation of the Republic of Kazakhstan, on the one part, and AZAMAT DZHANSULTANOVICH YERDESSOV, Identity Card No. [***], issued on [***] by [***], Individual Identification Number [***], hereinafter referred to as the Parties, have entered into this Supplementary Agreement (hereinafter referred to as the Agreement) to the Employment Contract No. 9 dated February 8, 2018 (hereinafter referred to as the Contract) as follows:

1Annex No. 1 to the Contract shall be amended and restated in its entirety to read as follows of Annex No. 1 to this Agreement.
2All other terms of the Contract not affected by this Agreement shall remain unaffected.
3This Agreement shall enter into force on January 3, 2024.
4This Agreement is made in two original copies, each having equal legal force, one for each Party.

SIGNATURES OF THE PARTIES

Employer:

Life Insurance Company “Freedom Finance Life” JSC
The Republic of Kazakhstan
Almaty city, Al-Farabi Ave., building No. 77/7
BIN 140940003807
Bank Freedom Finance Kazakhstan JSC
BIK KSNVKZKA
Beneficiary Code 15
Employee: AZAMAT DZHANSULTANOVICH YERDESSOV Identity Card No. [***] Individual Identification Number: [***] Residential address: [***]
Chairman of the Management Board /signed/ A.D. YERDESSOV	/signed/ Employee’s signature

Annex No. 1
to the Employment Contract No. 9 dated February 8, 2018

January 3, 2024

1. The following wages shall be established for the Employee:
1) official salary in the amount of 15,000,000 (fifteen million Tenge 00 tiyn)
2) allowance in the amount of 5,000,000 (five million Tenge 00 tiyn).
2. The allowance shall be paid in accordance with the procedure, under the terms and within the time limits stipulated by the Regulation on Remuneration and Rest of employees of Life Insurance Company “Freedom Finance Life” JSC.
3. This Annex, drawn up in two copies having equal legal force, one for each of the parties, shall be an integral part of Employment Contract No. 9 dated February 08, 2018.
4. This Annex shall enter into force on January 03, 2024.

Signatures of the Parties

Chairman of the Management Board Life Insurance Company “Freedom Finance Life” JSC /signed/ A.D. YERDESSOV	AZAMAT DZHANSULTANOVICH YERDESSOV (full name of the Employee) /signed/

I, A.D. Yerdessov (full name of employee), hereby confirm the receipt of a copy of the Annex No. 1 to Employment Contract No. 9 dated February 8, 2018.

January 3, 2024 (date)	/signed/ (signature)